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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 19, 2003

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                         NORTHWEST BIOTHERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     DELAWARE                            0-33393              94-3306718
    (STATE OR OTHER JURISDICTION     (COMMISSION FILE     (I.R.S. EMPLOYER
     OF INCORPORATION)                    NUMBER)         IDENTIFICATION NO.)



                21720 23rd Drive SE, Suite 100, Bothell, WA 98021
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


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                                 (425) 608-3000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

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                                  INAPPLICABLE

          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

         On March 19, 2003 the Company issued a press release announcing fourth quarter and full year fiscal 2002 results and the date for its 2003 Annual Meeting of Stockholders. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS

99.1     Press Release dated March 19, 2003.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NORTHWEST BIOTHERAPEUTICS, INC.


                       By:  /s/ Daniel O. Wilds
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                            Daniel O. Wilds
                            Chairman, President and Chief Executive Officer

Dated: March 20, 2003
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
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 99.1                      Press Release dated March 19, 2003.